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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 21, 2007

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

        Massachusetts                 1-4347                    06-0513860
(State or Other Jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in
            Fiscal Year.

         On February 21, 2007, the Board of Directors of Rogers Corporation (the "Company"), approved an amendment and restatement of the Company's bylaws (the "Bylaws" and, as amended and restated, the "Amended Bylaws"), effective immediately.

         The amendment, as approved, deletes the last sentence of Article II,
Section 2 of the Bylaws, regarding the election of directors of the Company. The deleted sentence contained a restriction precluding directors who had attained the age of seventy-two (72) from being nominated or re-nominated for election to the Company's Board of Directors. The Amended Bylaws contain no age limitation regarding the nomination or re-nomination of directors for election to the Company's Board of Directors.

         The description of the change to the Bylaws contained in this report is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

     Exhibit No.         Description
     -----------         -----------

            3.1          Amended and Restated Bylaws of Rogers Corporation.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ROGERS CORPORATION


                                   By:  /s/ Robert M. Soffer
                                      ------------------------------
                                       Robert M. Soffer
                                       Vice President, Treasurer and Secretary

Date:  February 22, 2007





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